Supplement dated October 13, 2014 to

Prospectus Dated May 1, 2014 for
Protective Variable Annuity NY L Series, B Series, and C Series Contracts
Prospectuses Dated October 1, 2011 for
ProtectiveRewards II NY and ProtectiveRewards Elite NY
Prospectus Dated May 1, 2011 for
ProtectiveAccess XL NY
Prospectuses Dated May 1, 2002 for
Elements Classic NY and Protective Variable Annuity NY
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On June 3, 2014, Protective Life Corporation, a Delaware corporation ("PLC"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi") and DL Investment (Delaware), Inc., a Delaware corporation and wholly-owned subsidiary of Dai-ichi ("DLI"), providing for the merger of DLI with and into PLC (the "Merger"), with PLC surviving the Merger as a wholly-owned subsidiary of Dai-ichi.

The Merger has been approved by the Boards of Directors of Dai-ichi and PLC and approved by the stockholders of PLC at a meeting held on October 6, 2014. It is expected to close by the end of 2014 or early 2015, subject to regulatory approvals in Japan and the U.S., and other customary closing conditions.

Protective Life and Annuity Insurance Company (“Protective Life”) is an Alabama corporation and a wholly-owned subsidiary of Protective Life Insurance Company (“PLICO”), which in turn is a wholly-owned subsidiary and the principal operating subsidiary of PLC.  PLICO owns 100% of the voting stock and PLC owns 100% of the non-voting preferred stock of Protective Life. Under the terms of the Merger transaction, Protective Life will continue in its present role as the issuer of your contract, and will remain responsible for customer service and administration for all contracts and policies it has issued. All of your rights and benefits under your contract and Protective Life’s obligations under the contract will remain unchanged.

Dai-ichi, founded in 1902 and headquartered in Tokyo, Japan, is one of the top 20 global life insurers and operates throughout Japan, Australia, Vietnam, Indonesia, India and Thailand. PLC, whose primary subsidiary, Protective Life, was founded in 1907, is headquartered in Birmingham, Alabama, and offers a diverse portfolio of personalized products and services to meet the unique life insurance, retirement income and asset protection needs of individuals and families throughout the United States